UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2010

DIGIRAD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-50789	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13950 Stowe Drive
Poway, California  92064
 (Address of principal executive offices, including zip code)

(858) 726-1600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 29, 2010, the Board of Directors, or the Board, of Digirad Corporation, or the Company, as part of the Company’s cost reduction efforts, approved a 5% reduction in the non-employee directors’ annual cash compensation, with an effective date of July 1, 2010.

Accordingly, effective as of such date, non-employee members of the Board will receive reduced annual cash payments as follows:

	Prior Annual Compensation	Revised Annual Compensation
Service Retainer	$36,500	$34,675
Committee Service Fees
Audit	$4,500	$4,275
Compensation or Governance	$4,000	$3,800
Chairman Service Fees
Board of Directors	$15,000	$14,250
Audit	$10,000	$9,500
Compensation or Governance	$5,000	$4,750

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIRAD CORPORATION

By:	/s/ Todd Clyde
Todd Clyde Chief Executive Officer

Date:           July 2, 2010